                                                                    EXHIBIT 10.5

                              SECURITY AGREEMENT

     This SECURITY AGREEMENT is made as of July 9, 2001, between SPECTRUMEDIX CORPORATION, a Delaware corporation (the "Company") and the I. REICH FAMILY LIMITED PARTNERSHIP, a Delaware limited partnership (the "Secured Party").

     Reference is made to the Secured Promissory Note dated as of July 9, 2001 (as amended, supplemented or otherwise modified from time to time, the "Note"), executed by the Company in favor of the Secured Party.

     The Secured Party has agreed to make a loan in the aggregate principal amount of six hundred thousand dollars ($600,000) to the Company pursuant to and upon the terms and subject to the conditions specified in the Note (the "Loan"). The obligations of the Secured Party to make the Loan is conditioned upon, among other things, the execution and delivery by the Company of an agreement in the form hereof to secure (a) the due and punctual payment by the Company of (i) the principal of and interest on the Loan, when and as due, whether at maturity, by acceleration, upon prepayment or otherwise, and (ii) all other monetary obligations, including fees, costs, expenses and indemnities, whether primary, secondary, direct, contingent, fixed or otherwise, of the Company to the Secured Party under the Note, and (b) the due and punctual performance of all covenants, agreements, obligations and liabilities of the Company under or pursuant to the Note (all the monetary and other obligations referred to in the preceding clauses (a) and (b) being referred to collectively as the "Obligations").

     Accordingly, the Company and the Secured Party hereby agree as follows:

                                   ARTICLE I

                                  DEFINITIONS

     SECTION 1.1. Definition of Terms Used Herein.  Unless the context otherwise
                  -------------------------------
requires, all capitalized terms used but not defined herein shall have the meanings set forth in the Note. Capitalized terms used herein without definition herein or in the Note shall have the meanings given in the UCC.

     SECTION 1.2. Definition of Certain Terms Used Herein.  As used herein, the
                  ---------------------------------------
following terms shall have the following meanings:

     "Accounts" shall mean any and all right, title and interest of the Company to payment for goods and services sold or leased, including any such right evidenced by chattel paper, whether due or to become due, whether or not it has been earned by performance, and whether now or hereafter acquired or arising in the future.

     "Accounts Receivable" shall mean all Accounts and all right, title and interest in any returned goods, together with all rights, titles, securities and guarantees with respect thereto, including any rights to stoppage in transit, replevin, reclamation and resales, and all related security interests, liens and pledges, whether voluntary or involuntary, in each case whether now existing or owned or hereafter arising or acquired.

     "Collateral" shall mean all (a) Accounts Receivable, (b) General Intangibles, (c) Inventory, (d) cash and cash accounts and (e) Proceeds; provided that the Collateral shall not include Excluded Property.

     "Default" means any event or circumstance which, but for the giving of notice or lapse of time or both, would constitute an Event of Default.

     "Documents" shall mean all instruments, files, records, ledger sheets and documents covering or relating to any of the Collateral.

     "Excluded Property" shall mean any Intellectual Property of the Company which contains provisions prohibiting the grant of a security interest therein or otherwise restricting the transfer or assignment thereof without the consent of other persons. The Secured Party acknowledges and agrees that the ISURF License prohibits the grant of a security interest in any patents licensed thereby.

     "General Intangibles" shall mean all Intellectual Property of the Company except for their Excluded Property.

     "Intellectual Property" shall mean all United States intellectual and similar property of the Company of every kind and nature now owned or hereafter acquired by the Company, including inventions, designs, Patents, Licenses, trade secrets, confidential or proprietary technical and business information, know-how, show-how or other data or information, software and databases and all embodiments or fixations thereof and related documentation, registrations and franchises, and all additions, improvements and accessions to, and books and records describing or used in connection with, any of the foregoing.

     "Inventory" shall mean all goods of the Company, whether now owned or hereafter acquired, held for sale or lease, or furnished or to be furnished by the Company under contracts of service, or consumed in the Company's business, including raw materials, intermediates, work in process, packaging materials, finished goods, semi-finished inventory, scrap inventory, manufacturing supplies and spare parts, and all such goods that have been returned to or repossessed by or on behalf of the Company.

     "ISURF License" shall mean that certain License Agreement dated as of June 24, 1997 between SpectruMedix Corporation and Iowa State University Research Foundation, Inc., as amended.

     "License" shall mean any Patent License or other license or sublicense to which the Company is a party.

     "Note" shall have the meaning assigned to such term in the preliminary statement of this Agreement.

     "Obligations" shall have the meaning assigned to such term in the preliminary statement of this Agreement.

     "Patent License" shall mean any written agreement, now or hereafter in effect, granting to any third party any right to make, use, sell, offer for sale, or import any invention on which a Patent, now or hereafter owned by the Company or which the Company otherwise has the right to license, is in existence, or granting to the Company any right to make, use, sell, offer for sale, or import any invention on which a Patent, now or hereafter owned by any third party, is in existence, and all rights of the Company under any such agreement.

     "Patents" shall mean all of the following now owned or hereafter acquired by the Company: (a) all letters patent of the United States, all registrations and recordings thereof, and all applications for letters patent of the United States, including registrations, recordings and pending applications in the United States Patent and Trademark Office, including those listed on Schedule II, and (b) all reissues, continuations, divisions, continuations-in-part, provisionals, substitutes, renewals or extensions thereof, and the inventions disclosed or claimed therein, including the right to make, use, sell, offer for sale and/or import the inventions disclosed or claimed therein. Patents shall include without limitation (i) all inventions and improvements described or claimed therein, (ii) the right to sue or otherwise recover for any infringements or misappropriations thereof, and (iii) all income, royalties, damages and other payments now and hereinafter due and/or payable with respect thereto (including, without limitation, payments under all Patent Licenses entered into in connection therewith, and damages and payments for past and future infringements thereof).

     "Proceeds" shall mean any consideration received from the sale, exchange, license, lease or other disposition of any asset or property that constitutes Collateral, any value received as a consequence of the possession of any Collateral and any payment received from any insurer or other person or entity as a result of the destruction, loss, theft, damage or other involuntary conversion of whatever nature of any asset or property which constitutes Collateral, and shall include (a) any claim of the Company against any third party for (and the right to sue and recover for and the rights to damages or profits due or accrued arising out of or in connection with) (i) past, present or future infringement of any Patent now or hereafter owned by the Company, or licensed under a Patent License, and (ii) any and all other amounts from time to time paid or payable under or in connection with any of the Collateral.

     "Secured Party" shall mean the Secured Party and its successors and assigns.

     "Security Interest" shall have the meaning assigned to such term in Section 2.1.

     "UCC" shall mean the Uniform Commercial Code in effect in the State of New York, as the same may be amended, modified or supplemented from time to time.

                                  ARTICLE II

                               SECURITY INTEREST

     As security for the payment or performance, as the case may be, in full of the Obligations, the Company hereby bargains, sells, conveys, assigns, sets over, mortgages, pledges, hypothecates and transfers to the Secured Party, its successors and assigns, for the benefit of the Secured Party, and hereby grants to the Secured Party, its successors and assigns, for the benefit of the Secured Party, a security interest in, all of the Company's right, title and interest in, to and under the Collateral (the "Security Interest"). Without limiting the foregoing, the Secured Party is hereby authorized to file one or more financing statements (including fixture filings), continuation statements, filings with the United States Patent and Trademark Office or United States Copyright Office (or any successor office or central registry) or other documents for the purpose of perfecting, confirming, continuing, enforcing or protecting the Security Interest granted by the Company, without the signature of the Company, and naming the Company (to the extent permitted by law and solely upon the occurrence and during the continuance of an Event of Default) or the Company as debtors and the Secured Party as secured party.

                                  ARTICLE III

                         REPRESENTATIONS AND WARRANTIES

     The Company represents and warrants to the Secured Party that:

     SECTION 3.1. Title and Authority.  The Company has (or in the case of
                  -------------------
after-acquired property, will have) good and valid rights in the Collateral with respect to which it has granted a Security Interest hereunder and has full corporate power and authority to grant to the Secured Party the Security Interest in such Collateral pursuant hereto and to execute, deliver and perform its obligations in accordance with the terms of this Agreement, without the consent or approval of any other person other than (i) any consent or approval which has been obtained and (ii) any consent or approval the failure of which to obtain could not reasonably be expected to impair or adversely affect the Security Interests intended to be granted hereunder.

     SECTION 3.2. Filings.
                  -------

     (a) Fully executed Uniform Commercial Code financing statements or other appropriate filings, recordings or registrations containing a description of the Collateral have been delivered to the Secured Party for filing in each appropriate office, which are all the filings, recordings and registrations (other than filings required to be made in the United States Patent and Trademark Office in order to perfect the Security Interest in Collateral consisting of United States Patents) that are necessary to publish notice of and protect the validity of and to establish a legal, valid and perfected security interest in favor of the Secured Party in respect of all Collateral in which the Security Interest may be perfected by filing, recording or registration in the United States, and no further or subsequent filing, refiling, recording, rerecording, registration or reregistration is necessary in any such jurisdiction, except as provided under applicable law with respect to the filing of continuation statements.

     (b) The Company represents and warrants that fully executed security agreements in the form hereof and containing a description of all Collateral consisting of Intellectual Property with respect to United States Patents, have been delivered to the Secured Party for recording by the United States Patent and Trademark Office to protect the validity of and to establish a legal, valid and perfected security interest in favor of the Secured Party in respect of all Collateral consisting of Patents in which a security interest may be perfected by filing, recording or registration in the United States, and no further or subsequent filing, refiling, recording, rerecording, registration or reregistration in the United States is necessary (other than such actions as are necessary to perfect the Security Interest with respect to any Collateral consisting of Patents acquired or developed after the date hereof).

     SECTION 3.3. Validity of Security Interest.  The Security Interest
                  -----------------------------
constitutes (a) a legal and valid security interest in all the Collateral securing the payment and performance of the Obligations, (b) subject to the filings described in Section 3.2 above, a perfected first priority security interest in all Collateral in which a security interest may be perfected by filing, recording or registering a financing statement in the United States and its territories and possessions pursuant to the Uniform Commercial Code and (c) a security interest that shall be perfected in all Collateral in which a security interest may be perfected upon the receipt and recording of this Agreement with the United States Patent and Trademark Office.

     SECTION 3.4. Absence of Other Liens. The Collateral is owned by the Company
                  ----------------------
 free and clear of any Lien.

                                  ARTICLE IV

                                   COVENANTS

     SECTION 4.1. Change of Name; Location of Collateral; Records; Place of
                  ---------------------------------------------------------
Business.
--------

     (a) The Company agrees promptly to notify the Secured Party in writing of any change (i) in its corporate name or in any trade name used to identify it in the conduct of its business or in the ownership of its properties, (ii) in the location of its chief executive office, its principal place of business, any office in which it maintains books or records relating to Collateral owned by it or any office or facility at which Collateral owned by it is located (including the establishment of any such new office or facility), (iii) in its identity or corporate structure or (iv) in its Federal Taxpayer Identification Number.

     SECTION 4.2. The Company agrees to maintain, at its own cost and expense, such complete and accurate records with respect to the Collateral owned by it as is consistent with its current practices and in accordance with such prudent and standard practices used in industries that are the same as or similar to those in which the Company is engaged.

     SECTION 4.3. Protection of Security.  The Company shall, at its own cost
                  ----------------------
and expense, take any and all commercially reasonable actions necessary to defend title to the Collateral against all persons and to defend the Security Interest of the Secured Party in the Collateral.

     SECTION 4.4. Further Assurances.  The Company agrees, at its own expense,
                  ------------------
to execute, acknowledge, deliver and cause to be duly filed all such further instruments and documents and take all such actions as the Secured Party may from time to time reasonably request to assure, preserve, protect and perfect the Security Interest and the rights and remedies created hereby, or including the payment of any fees and taxes required in connection with the execution and delivery of this Agreement, the granting of the Security Interest and the filing of any financing statements or other documents in connection herewith or therewith.

     SECTION 4.5. Use and Disposition of Collateral.  The Company shall not make
                  ---------------------------------
or permit to be made an assignment, pledge or hypothecation of the Collateral nor shall it grant any other Lien in respect of the Collateral. The Company shall not make or permit to be made any transfer of the Collateral and the Company shall remain at all times in possession of the Collateral owned by it, except that (a) Inventory and Accounts Receivable may be sold in the ordinary course of business, (b) Intellectual Property may be licensed in the ordinary course of business and (c) unless and until the Secured Party shall notify the Company that an Event of Default shall have occurred and be continuing, the Company may use and dispose of the Collateral in any lawful manner not inconsistent with the provisions of this Agreement.

     SECTION 4.6. Covenants Regarding Patent Collateral.
                  -------------------------------------

     (a) The Company agrees that it will not, nor will it knowingly permit any of its licensees to, do any act, or omit to do any act, whereby any Patent which is material to the conduct of the Company's business may become invalidated or dedicated to the public, and agrees that it shall continue to mark any products covered by a Patent with the relevant patent number as necessary and sufficient to establish and preserve its maximum rights under applicable patent laws consistent with the Company's current and past practices and in accordance with such commercially prudent and standard practices used in industries that are the same as or similar to those in which the Company is engaged.

     (b) The Company shall notify the Secured Party immediately if it knows or has reason to know that any Patent material to the conduct of its business may become abandoned, lost or dedicated to the public (including the institution of, or any such determination or development in, any proceeding in the United States Patent and Trademark Office) regarding the Company's ownership of any Patent, its right to register the same, or to keep and maintain the same.

     (c) The Company agrees to execute an agreement, in substantially the form set forth in Annex 1 hereto (an "Intellectual Property Security Agreement"), for
             -------
recording the security interest granted hereunder to the Secured Party in such Intellectual Property Collateral with the U.S. Patent and Trademark Office, and any other governmental authorities necessary to perfect the security interest hereunder in such Intellectual Property Collateral.

                                   ARTICLE V

                                    REMEDIES

     SECTION 5.1. Remedies upon Default.  Upon the occurrence and during the
                  ---------------------
continuance of an Event of Default, the Company agrees to deliver each item of Collateral to the Secured Party on demand, and it is agreed that the Secured Party shall have the right to take any of or all the following actions at the same or different times (except as otherwise provided below): (a) with respect to any Collateral consisting of Intellectual Property, on demand, to cause the Security Interest to become an assignment, transfer and conveyance of any of or all such Collateral by the Company to the Secured Party, or to license or sublicense, whether general, special or otherwise, and whether on an exclusive or non-exclusive basis, any such Collateral throughout the world on such terms and conditions and in such manner as the Secured

Party shall determine (other than in violation of any then-existing licensing arrangements to the extent that waivers cannot be obtained), and (b) to take possession of the Collateral and without liability for trespass to enter any premises where the Collateral may be located for the purpose of taking possession of or removing the Collateral and, generally, to exercise any and all rights afforded to a secured party under the Uniform Commercial Code as in effect in any relevant jurisdictions or other applicable law.

     The Secured Party shall give the Company 10 days' written notice of the Secured Party's intention to make any sale of Collateral. Such notice, in the case of a public sale, shall state the time and place for such sale. Any such public sale shall be held at such time or times within ordinary business hours and at such place or places as the Secured Party may fix and state in the notice (if any) of such sale. At any such sale, the Collateral, or portion thereof, to be sold may be sold in one lot as an entirety or in separate parcels, as the Secured Party may (in its sole and absolute discretion) determine. The Secured Party shall not be obligated to make any sale of any Collateral if it shall determine not to do so, regardless of the fact that notice of sale of such Collateral shall have been given. The Secured Party may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for sale, and such sale may, without further notice, be made at the time and place to which the same was so adjourned. For purposes hereof, a written agreement to purchase the Collateral or any portion thereof shall be treated as a sale thereof; the Secured Party shall be free to carry out such sale pursuant to such agreement and the Company shall not be entitled to the return of the Collateral or any portion thereof subject thereto, notwithstanding the fact that after the Secured Party shall have entered into such an agreement all Events of Default shall have been remedied and the Obligations paid in full. As an alternative to exercising the power of sale herein conferred upon it, the Secured Party may proceed by a suit or suits at law or in equity to foreclose this Agreement and to sell the Collateral or any portion thereof pursuant to a judgment or decree of a court or courts having competent jurisdiction or pursuant to a proceeding by a court-appointed receiver.

     SECTION 5.2. Application of Proceeds.  The Secured Party shall apply the
                  -----------------------
proceeds of any collection or sale of the Collateral, as well as any Collateral consisting of cash, as follows:

     FIRST, to the payment of all reasonable costs and expenses incurred by the Secured Party whether hereunder or under the Note in connection with such collection or sale or otherwise in connection with this Agreement or any of the Obligations, including all court costs and the fees and expenses of its agents and legal counsel, the repayment of all advances made by the Secured Party hereunder or under the Note on behalf of the Company and any other costs or expenses incurred in connection with the exercise of any right or remedy hereunder or under the Note;

     SECOND, to the payment in full of the Obligations; and

     THIRD, to the Company, its successors or assigns, or as a court of competent jurisdiction may otherwise direct.

     SECTION 5.3. Grant of License to Use Intellectual Property.  For the
                  ---------------------------------------------
purpose of enabling the Secured Party to exercise rights and remedies under this Article at such time as the Secured Party shall be lawfully entitled to exercise such rights and remedies, to the extent permitted to do so (and the Company shall make all commercially reasonable efforts to obtain the consent to license all Intellectual Property referred to below to the Secured Party pursuant to this Section 5.3) the Company hereby grants to the Secured Party a non-exclusive license (such license to be exercisable without payment of royalty or other compensation to the Company, and to be irrevocable until such time as all the Obligations shall have been paid in full) to use, license or sub-license any of the Collateral consisting of Intellectual Property now owned or hereafter acquired by the Company, and wherever the same may be located, and including in such license reasonable access to all media in which any of the licensed items may be recorded or stored and to all computer software and programs used for the compilation or printout thereof, provided that any such use shall not diminish the goodwill associated with and symbolized by the Intellectual Property. The use of such license by the Secured Party shall be exercised, at the option of the Secured Party solely upon the occurrence and during the continuation of an Event of Default and in accordance with Section 5.1; provided that any license, sub-license or other transaction entered into by the Secured Party in accordance herewith shall be binding upon the Company notwithstanding any subsequent cure of an Event of Default.

                                  ARTICLE VI

                                 MISCELLANEOUS

     SECTION 6.1. Notices.  All communications and notices hereunder shall
                  -------
(except as otherwise expressly permitted herein) be in writing and shall be delivered by hand or overnight courier service, mailed by certified or registered mail or sent by telecopy, as follows:

     (a) if to the Company, to it at 2214 Old Gatesburg Road, State College, Pennsylvania 16803, Attention Chief Executive Officer (Fax: (814) 867-4513); and

     (b) if to the Secured Party, to it at the I. Reich Family Limited Partnership, 162 West 94/th/ Street, New York, New York 10025, (Fax: (707) 215-
7394).

All notices and other communications given to any party hereto in accordance with the provisions of this Agreement shall be deemed to have been given on the date of receipt if delivered by hand or overnight courier service or sent by telecopy or on the date five Business Days after dispatch by certified or registered mail if mailed, in each case delivered, sent or mailed (properly addressed) to such party as provided in this Section 6.1 or in accordance with the latest unrevoked direction from such party given in accordance with this
Section 6.1.

     SECTION 6.2. Binding Effect.  This Agreement shall become effective as to
                  --------------
the Company when a counterpart hereof executed on behalf of the Company shall have been delivered to the Secured Party and a counterpart hereof shall have been executed on behalf of the Secured Party, and thereafter shall be binding upon the Company and the Secured Party and their respective successors and assigns, and shall inure to the benefit of the Company and the Secured Party and their respective successors and assigns, except that the Company shall not have the right to assign or transfer its rights or obligations hereunder or any interest herein or in the Collateral (and any such assignment or transfer shall be void) except as expressly contemplated by this Agreement or the Note.

     SECTION 6.3. Successors and Assigns.  Whenever in this Agreement any of the
                  ----------------------
parties hereto is referred to, such reference shall be deemed to include the successors and assigns of such party; and all covenants, promises and agreements by or on behalf of the Company or the Secured Party that are contained in this Agreement shall bind and inure to the benefit of their respective successors and assigns.

     SECTION 6.4. GOVERNING LAW.  THIS AGREEMENT SHALL BE CONSTRUED IN
                  -------------
ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

     SECTION 6.5. Waivers; Amendment.
                  ------------------

     (a) No failure or delay of the Secured Party in exercising any power or right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the Secured Party hereunder and under the Note are cumulative and are not exclusive of any rights or remedies that they would otherwise have. No waiver of any provisions of this Agreement or of the Note or consent to any departure by the Company therefrom shall in any event be effective unless the same shall be permitted by paragraph (b) below, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. No notice to or demand on the Company in any case shall entitle the Company to any other or further notice or demand in similar or other circumstances.

     (b) Neither this Agreement nor any provision hereof may be waived, amended or modified except pursuant to an agreement or agreements in writing entered into by the Secured Party and the Company.

     SECTION 6.6. WAIVER OF JURY TRIAL.  EACH PARTY HERETO HEREBY WAIVES, TO THE
                  --------------------
FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS. EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS, AS APPLICABLE, BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 6.6.

     SECTION 6.7. Severability.  In the event any one or more of the provisions
                  ------------
contained in this Agreement should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby (it being understood that the invalidity of a particular provision in a particular jurisdiction shall not in and of itself affect the validity of such provision in any other jurisdiction). The parties shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

     SECTION 6.8.    Counterparts.  This Agreement may be executed in two or
                     ------------
more counterparts, each of which shall constitute an original but all of which when taken together shall constitute but one contract and shall become effective as provided in Section 6.2. Delivery of an executed signature page to this Agreement by facsimile transmission shall be effective as delivery of a manually executed counterpart hereof.

     SECTION 6.9.    Headings.  Article and Section headings used herein are for
                     --------
the purpose of reference only, are not part of this Agreement and are not to affect the construction of, or to be taken into consideration in interpreting, this Agreement.

     SECTION 6.10.   Jurisdiction; Consent to Service of Process.
                     -------------------------------------------

     (a) The Company hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of any New York State court or Federal court of the United States of America sitting in New York, New York, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement or the Note, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State or, to the extent permitted by law, in such Federal court.

     (b) The Company hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement or the Note in any New York State or Federal court. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

     SECTION 6.11.  Termination.  This Agreement and the Security Interest shall
                    -----------
terminate when all the Obligations have been indefeasibly paid in full in cash, at which time the Secured Party shall promptly execute and deliver to the Company, at the Company's expense, all Uniform Commercial Code termination statements and other release documents which the Company shall reasonably request to evidence such termination. Any execution and delivery of termination statements or documents pursuant to this Section 6.11 shall be without recourse to or warranty by the Secured Party.

     IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.

                                    SPECTRUMEDIX CORPORATION


                                    By: /s/ Stephen Wertheimer
                                       ---------------------------------
                                         Name:  Stephen Wertheimer
                                         Title: Vice President


                                    I. REICH FAMILY LIMITED PARTNERSHIP

                                    By: I. REICH FAMILY CORPORATION
                                    Its:  General Partner


                                    By: /s/ Ilan Reich
                                       ---------------------------------
                                         Name:  Ilan Reich
                                         Title: President